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                                                                   EXHIBIT 10.17

                          AMENDMENT TO CONSULTING AGREEMENT


                  THIS AMENDMENT entered into as of the first day of June, 1995 between Acme Metals Incorporated, a Delaware corporation ("Acme") and Reynold C. MacDonald ("Mr. MacDonald").


                                       RECITALS


                  WHEREAS, Acme and Mr. MacDonald entered into a consulting agreement on June 1, 1992, which agreement is set to expire by its terms on May 31, 1995 ("Consulting Agreement"); and

                  WHEREAS, Acme and Mr. MacDonald desire to extend the said Consulting Agreement for an additional two year term subject to the terms thereof.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Consulting Agreement, the parties hereby agree as follows:

                  The Consulting Agreement shall terminate on the 31st day of May, 1997, subject however to its earlier termination as therein provided. The Consulting Agreement, except as modified by this amendment, shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first specified above.






                                        ACME METALS INCORPORATED


                                        By: /s/ Brian W. H. Marsden
                                            ------------------------------------
                                            B. W. H. Marsden
                                            Chairman and Chief Executive Officer


                                            /s/ Reynold C. MacDonald
                                            ------------------------------------
                                            Reynold C. MacDonald